Exhibit 10.13

                       RENEWAL AND MODIFICATION AGREEMENT
                       ----------------------------------

         THIS RENEWAL AND MODIFICATION AGREEMENT (this "Modification") is made by and between UNIVERSAL POWER GROUP, INC., a Texas corporation ("Borrower"), and COMPASS BANK ("Lender"), to be effective as of the ___ day of _______, 2006, but entered into as of the ____ day of March, 2006.

                                    RECITALS:

         WHEREAS, Borrower executed and delivered to Lender that certain Revolving Credit and Security Agreement, dated December 14, 2004 (the "Security Agreement"), covering certain items of collateral and property being specifically described in the Security Agreement (all of such property being hereinafter collectively referred to as the "Property"); and

         WHEREAS, the Security Agreement secures in part the indebtedness evidenced by that certain Revolving Note, dated of even date with the Security Agreement, in the original stated principal amount of Twelve Million and No/100 Dollars ($12,000,000.00) (the "Principal Amount"), executed by Borrower and payable to Lender (as may have been heretofore renewed, extended, and/or modified, the "Promissory Note"); and

         WHEREAS, the Borrower has obligations (collectively, the "Obligations") under the Promissory Note, Security Agreement, and other Loan Documents (as defined below) (the indebtedness evidenced by the Promissory Note (as modified by the First Amendment (defined below), is referred to herein as the "Loan", and the Promissory Note, Security Agreement, and all other Loan documents evidencing the Loan are herein collectively, the "Loan Documents"); and

         WHEREAS, the parties desire to further modify the terms of the Loan as the same relate to certain of Borrower's covenants, agreements, duties and obligations under the Security Agreement and other terms and conditions of the Loan.

                                   AGREEMENTS:

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

         1. The parties acknowledge that Borrower's duties and obligations under the Promissory Note (as hereby renewed) to repay the Principal Amount, together with accrued interest, shall be included within the definition of the Obligations as herein specified, all in accordance with the terms and conditions herein contained.

2. From the date hereof, Borrower promises to pay to Lender the Principal Amount, together with interest thereon, and to perform all of the Obligations under the Loan Documents (as hereby modified) including, without limitation the payment of all outstanding principal together with all accrued but unpaid interest on the Maturity Date (as defined in the Security Agreement). The Principal Amount shall accrue interest and be due and payable in accordance with and as specified within the Promissory Note.

                                    10.13-1

         3. In addition to the foregoing, the parties hereby further agree that the advance formula referenced in the Security Agreement as the "Borrowing Base" shall be modified hereby as follows: eighty-five percent (85.0%) of the outstanding value of Borrower's Eligible Accounts Receivable (as defined in the Security Agreement), plus fifty percent (50.0%) of the value of Borrower's Eligible Inventory (as defined in the Security Agreement); provided, however that the foregoing sub-limit upon availability with respect to Borrower's
Eligible Inventory shall not exceed eighty-five percent (85.0%) of the outstanding value of Borrower's Eligible Accounts Receivable at any one time outstanding. All references to the term Borrowing Base in the Security Agreement shall, after date hereof, refer to the advance formula specified above.

         4. Borrower hereby conveys and/or re-conveys, grants and/or re-grants, and makes and/or re-makes, each as applicable, to Lender the security interests and liens upon the Property remaining subject to the Loan Documents and securing the Obligations. Further, Borrower hereby covenants and agrees that Borrower shall not sell, transfer, convey or otherwise dispose of any of the Property without Lender's prior written consent (except as otherwise permitted under the Security Agreement), and, in the event such consent by Lender is given, Borrower shall provide Lender with such additional security with respect to the Obligations as Lender shall require in its sole and absolute discretion.

         5. Borrower hereby renews, but does not extinguish, the Promissory Note, Loan, and the liens and security interests created and evidenced by the Security Agreement and all other liens and security interests securing the Promissory Note (including, without limitation, any vendor's lien), and Borrower promises to pay to the order of Lender, the principal sum of the Loan evidenced by the Promissory Note, or so much thereof as may be advanced and outstanding, together with interest at the rate and in the manner specified in the Promissory Note, as modified herein, and to observe, comply with and perform each and every of the terms and provisions of the Loan Documents as herein modified.

         6. Borrower hereby reaffirms the liens on the Property and any other liens securing the Promissory Note and/or Loan until the indebtedness and the Promissory Note and Loan as modified and renewed hereby has been fully paid, and agrees that the modification set forth herein shall in no manner affect or impair the Promissory Note, Loan, or the liens securing the same, and that said liens shall not in any manner be waived, the purpose of this instrument being simply to modify the Security Agreement (and other Loan Documents, as appropriate) and to carry forward all liens securing the same, which are acknowledged by Borrower to be valid and subsisting. Borrower further agrees that all terms and provisions of the Promissory Note and of the instrument or instruments creating or fixing the liens securing the same shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein. All liens are hereby carried forward from the original inception thereof, and Borrower hereby ratifies, reaffirms and confirms all of said liens from the original inception thereof. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict, or otherwise affect the obligations of Borrower or any guarantor under the Loan Documents. As a material inducement to Lender to execute and deliver this Modification, Borrower hereby acknowledges and agrees that Borrower is well and truly indebted to Lender in the amount set forth hereinabove, and that the liens, security interests and assignments created by the Security Agreement and any other Loan Documents are, respectively, valid and subsisting liens, security interests, and assignments, and, to the best of Borrower's knowledge, are of the


                                    10.13-2
validity and priority recited in the Security Agreement and the other Loan Documents. As a further material inducement to Lender to execute and deliver this Modification, Borrower hereby acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions or other obligations created or evidenced by the Loan Documents, and represent that, after modification of the Security Agreement and other Loan Documents hereunder, no event has occurred, and no condition exists which would constitute a default, either with or without notice or lapse of time, or both, under the Loan Documents.

         7. Borrower reaffirms and remakes, as of the date hereof, all representations and warranties contained in the Promissory Note, Security Agreement, and other Loan Documents. Borrower further represents and warrants that, except as disclosed in writing to Lender, it has done nothing, nor has allowed anything, to adversely affect title to or encumber the Property or any other property of Borrower in which Lender has a security interest. Borrower further represents and warrants to Lender that it is aware of no condition or fact, which has not been disclosed in writing to Lender, which would materially adversely affect the repayment to Lender of all sums due under the Promissory Note, Security Agreement, and other Loan Documents.

         8. Borrower, for it and its successors, assigns, and representatives does hereby waive, release, and discharge Lender and its agents, employees, officers, directors, and attorneys (collectively, the "Released Parties") from any and all of Lender's duties, obligations, and liabilities arising under, based upon or associated with, directly or indirectly, the Loan, the Promissory Note, Security Agreement, and any Loan Documents, existing as of the date of this Modification, and further does hereby waive any and all claims and causes of action of any kind or character, arising under, based upon, or associated with, directly or indirectly, the Loan Documents or the acts, actions, or omissions of the Released Parties in connection therewith, existing as of the date hereof, whether known or unknown, asserted or unasserted, equitable or at law, arising under or pursuant to common or statutory law, rules, or regulations.

         9. Borrower hereby ratifies, reaffirms and confirms any and all covenants, agreements, or promises heretofore made by Borrower to Lender in connection with the Loan, Promissory Note, Security Agreement, or other Loan Documents, and all renewals thereof, including as hereby modified.

         10. Borrower agrees, simultaneously with and as a condition precedent to the execution hereof, to pay to Lender all costs and expenses of Lender incurred in connection with the preparation and administration of this Modification, including, the cost of any recording fees and charges associated with the Security Agreement and/or other Loan Documents, and Lender's attorneys' fees and expenses.

         11. It is hereby agreed and acknowledged that other parties, if any, who are liable in any part for the Obligations, including, without limitation, Zunicom, Inc., a Texas corporation, in its capacity as guarantor of the Loan and Obligations, are in no way released or discharged from such Obligations, nor are Lender's rights against such persons or entities waived or negatively impacted by the execution of this Modification.




                                    10.13-3

         12. The parties agree that all clauses contained in the Loan Documents which relate to the payment, application, and spreading of interest received by Lender which may be greater than the maximum amount allowed by applicable law, shall remain in full force and effect and by this reference be fully incorporated herein.

         13. If any provision of this Modification or application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Modification or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

         14. Except as amended hereby, the Promissory Note, Security Agreement, and other Loan Documents remain unmodified and in full force and effect.

         15. THE LOAN, PROMISSORY NOTE, SECURITY AGREEMENT, AND OTHER WRITTEN LOAN DOCUMENTS, AS MODIFIED BY THIS MODIFICATION, REPRESENT THE FINAL AGREEMENT BETWEEN BORROWER AND LENDER, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BORROWER AND LENDER.

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                                    10.13-4

         EXECUTED to be effective as of the date first above written.

                                 BORROWER:
                                 ---------

     UNIVERSAL POWER GROUP, INC., a Texas corporation



                                 By:      ______________________________
                                 Name:    ______________________________
                                 Title:   ______________________________



     UNIVERSAL POWER GROUP, INC., a Texas corporation



                                 By:      ______________________________
                                 Name:    ______________________________
                                 Title:   ______________________________

                                 LENDER:
                                 -------
                                 COMPASS BANK


                                 By:      ___________________________________
                                 Name: ___________________________________
                                 Title:   ___________________________________

                  [remainder of page intentionally left blank]






















                                    10.13-5

ACCEPTED, AGREED, AND ACKNOWLEDGED:
-----------------------------------

ZUNICOM, INC., a Texas corporation ("Guarantor"), as guarantor of the Obligations herein specified pursuant to its execution of that certain Guaranty Agreement dated of even date with the Security Agreement (the "Guaranty"), is executing below to evidence (a) its consent to this Modification (including, without limitation, the terms and provisions of Sections 1 and 2 hereof) and (b) its agreement that (i) this Modification does not void, invalidate, create a defense to the enforcement of, or otherwise negatively impact the Guaranty and
(ii) the Guaranty shall continue in full force and effect and cover all of the Obligations (as herein modified).

GUARANTOR:
---------

ZUNICOM, INC.,
a Texas corporation


By:      ______________________
Name:    ______________________
Title:   ______________________




185951v1/2995.970


                       [acknowledgments on following page]


























                                    10.13-6

STATE OF TEXAS           ss.
                         ss.
COUNTY OF DALLAS ss.

         The foregoing  instrument was acknowledged before me this        day of
                                                                  --------
March, 2006, by                  ,  the                      of  Universal Power
                -----------------        --------------------
Group, Inc., a Texas corporation, on behalf of such entity.

                                    -------------------------------------------
                                    Notary Public in and for the State of Texas

STATE OF TEXAS           ss.
                         ss.
COUNTY OF DALLAS ss.

         This instrument was  acknowledged  before me on the       day of March,
                                                             ------
2006, by                       ,                       of COMPASS BANK.
         ----------------------  ----------------------

                                    -------------------------------------------
                                    Notary Public in and for the State of Texas


STATE OF TEXAS           ss.
                         ss.
COUNTY OF DALLAS ss.

         This instrument was  acknowledged  before me on the       day of March,
                                                             ------
2006,  by                        ,                          of ZUNICOM,  INC., a
           ----------------------   ----------------------
Texas corporation, on behalf of said corporation in its capacity as guarantor.


                                    -------------------------------------------
                                    Notary Public in and for the State of Texas


















                                    10.13-7